Exhibit (h)(xiii)

POWER OF ATTORNEY

John C. Alvarado, a Trustee of The Arbitrage Funds (the “Company”), appoints John S. Orrico as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-1A and any other necessary or desirable form under the 1940 Act or the Securities Act, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. John C. Alvarado grants to the said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

John C. Alvarado executes this Power of Attorney as of this 7th day of August, 2014.

/s/ John C. Alvarado John C. Alvarado

POWER OF ATTORNEY

Burtt R. Ehrlich, a Trustee of The Arbitrage Funds (the “Company”), appoints John S. Orrico as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-1A and any other necessary or desirable form under the 1940 Act or the Securities Act, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Burtt R. Ehrlich grants to the said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Burtt R. Ehrlich executes this Power of Attorney as of this 7th day of August, 2014.

/s/ Burtt R. Erlich Burtt R. Ehrlich

POWER OF ATTORNEY

Jay N. Goldberg, a Trustee of The Arbitrage Funds (the “Company”), appoints John S. Orrico as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-1A and any other necessary or desirable form under the 1940 Act or the Securities Act, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Jay N. Goldberg grants to the said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Jay N. Goldberg executes this Power of Attorney as of this 7th day of August, 2014.

/s/ Jay N. Goldberg Jay N. Goldberg

POWER OF ATTORNEY

Robert P. Herrmann, a Trustee of The Arbitrage Funds (the “Company”), appoints John S. Orrico as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-1A and any other necessary or desirable form under the 1940 Act or the Securities Act, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Robert P. Herrmann grants to the said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Robert P. Herrmann executes this Power of Attorney as of this 7th day of August, 2014.

/s/ Robert P. Herrmann Robert P. Herrmann